EXHIBIT 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (together with all amendments, if any, from time to time, this “Agreement”), dated as of November 7, 2014, is made by OryonTechnologies, LLC, (“Oryon”), a Texas limited liability company, and Oryon Technologies, Inc., (“Parent”), a Nevada corporation and their affiliates (including Oryon Technologies Licensing, LLC) (collectively, the “Grantors”, and each a “Grantor”) (but excluding EFL Tech International Group, N.V., a Netherlands Corporation, EFL Tech B.V., a Netherlands Corporation, EFL Tech Pty. Ltd., an Australian Corporation, and EFL Holdings Pty. Ltd., an Australian Corporation (collectively, “EFL”)) in favor of Myant Capital Partners, Inc., M. Richard Marcus, MRM Acquisitions, LLC, and Oryon Capital, LLC (each, a “Secured Party” and collectively, the “Secured Parties”).

RECITALS

A.           Grantors are makers of a promissory note of even date herewith, payable to the order of the Secured Parties (the “Secured Note”).

B.           The Secured Note is secured pursuant to the terms of this Intellectual Property Security Agreement.

C.           In order to induce each Secured Party to enter into a Settlement Agreement and accept the Secured Note, Grantors have agreed to enter into this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. All terms contained in this Agreement, unless the context indicates otherwise, and not defined herein have the meanings provided for by the UCC to the extent the same are used or defined therein. In addition, as used herein, the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, now owned by a Grantor, naming a Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright or Copyright registration (including, without limitation, all Copyright Licenses set forth in Schedule III hereto) and any receivables derived from the Copyrights.

“Copyrights” means all of the following in which a Grantor now holds any interest: all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights, including revisions, derivative works, works-in-progress, or unfinished works throughout the universe in any and all media, in and to all original works of authorship fixed in any tangible medium of expression, used by a Grantor (including, without limitation, all registered copyrights described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof).

“Licenses” means any Copyright Licenses, Trademark Licenses, Patent Licenses or other license of rights, entire interests and partial interests now held by a Grantor.

“Patent Licenses” means all licenses, contracts, patent rights or other agreements, whether written or oral, now owned by a Grantor, naming a Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule I hereto) or otherwise granting rights with respect to any invention on which a Patent is in existence.

“Obligations” means the prompt payment by the Grantors, as and when due and payable, of all amounts of principal and interest from time to time owing by them in request of the Secured Note and the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Secured Note.

“Other Intellectual Property” means industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing.

“Patents” means all of the following in which a Grantor now holds any interest: (a) all domestic and foreign letters patent, design patents, and utility patents now existing (including, without limitation, all domestic and foreign letters patent, design patents, and utility patents described in Schedule I hereto), (b) all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and (c) all reissues, reexaminations, divisions, continuations, continuations in part, extensions or renewals thereof, and any other applications or patents claiming priority thereof, or applications for claimed inventions reasonably determined to be enabled thereby, filed after the date of this Agreement.

“Secured Note” means that certain Secured Note, dated as of the date hereof, made by Grantors payable to the order of the Secured Parties as referenced in the Recitals.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, now owned by a Grantor, naming a Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements (including, without limitation, all Trademark Licenses described in Schedule II hereto).

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“Trademarks” means all of the following in which a Grantor now holds: (a) all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, design marks, logos and other source or business identifiers and all general intangibles of like nature, now owned or used by a Grantor (including, without limitation, all registered domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, design marks, logos and other source or business identifiers described in Schedule II hereto), (b) all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and (c) all extensions or renewals thereof, together with the goodwill of the products or services symbolized by such marks.

The following terms shall have the respective meanings provided for in the UCC: “Cash Proceeds”, “Noncash Proceeds”, and “Proceeds”.

2.            Grant of Security Interest in Intellectual Property Collateral. To secure the prompt and complete payment, performance and observance of all the Obligations, Grantors hereby grant, assign, convey, mortgage, pledge, hypothecate and transfer to each Secured Party a continuing security interest in and Lien upon all of its right, title and interest in, to and under the following, whether owned or consigned by or to, or licensed to, a Grantor (collectively, the “Intellectual Property Collateral” or “Collateral”):

(a)          all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule I hereto;

(b)          all of its Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule II hereto;

(c)          all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule III hereto;

(d)          the goodwill of the products or services symbolized by the Trademarks;

(e)          all Other Intellectual Property;

(f)          all divisionals, reissues, renewals, continuations or extensions, as may be appropriate, of the foregoing; and

(g)          all Proceeds of the foregoing, including, without limitation, any authorized claim by a Grantor against third parties for past or present (i) infringement of any Patent or Patent licensed under any Patent License; (ii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License; (iii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License; (iv) infringement of any Copyright or Copyright licensed under any Copyright License.

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3.            Representations and Warranties. Each Grantor represents and warrants that such Grantor does not have any interest in, or title to, any registered or issued Patent, Trademark or Copyright, or pending applications for registration or issuance of any Patent, Trademark, or Copyright, except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto. This Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements pursuant to this Security Agreement, perfected security interests in favor of Secured Parties in all of a Grantor’s Intellectual Property Collateral and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, a Grantor. Upon the filing by a Secured Party of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements pursuant to this Security Agreement, all action necessary to protect and perfect Secured Parties’ Lien on a Grantor’s Intellectual Property Collateral shall have been duly taken.

4.            Covenants. Each Grantor covenants and agrees with each Secured Party, for the benefit of Secured Parties, that from and after the date of this Agreement and until this Agreement is terminated pursuant to Section 13(l) hereof:

(a)          Except as otherwise provided in Section 4(c), each Grantor shall take all reasonable actions necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of renewals, Section 8 affidavits of use, Section 15 affidavits of non-contestability, opposition, interference and cancellation proceedings in all jurisdictions where any application or registration for any Patent or Trademark has been filed by a Grantor and such Grantor shall timely pay all fees and expenses associated therewith, including, but not limited to, maintenance fees, delay fees or other fees payable in any jurisdiction to obtain or maintain any rights related to the Intellectual Property Collateral. Grantors shall immediately disclose to Secured Parties any failure by Grantors to maintain all of a Grantor’s rights in and to any Intellectual Property Collateral, including any failure to pay when due any filing, maintenance or fees or expenditures required to be paid in any jurisdiction to maintain a Grantor’s rights to any Intellectual Property Collateral. Grantors acknowledge that a Secured Party may, in its sole discretion, advance any fees payable by Grantors to obtain or maintain any rights with respect to Intellectual Property Collateral and the amount of any such advances shall constitute an Obligation of Grantors payable to the Secured Party on demand and secured by the Intellectual Property Collateral.

(b)          Except as otherwise provided in Section 4(c), each Grantor shall notify Secured Party promptly, in writing, if it knows or has reason to know that any application or registration relating to any Intellectual Property Collateral (now or hereafter existing) may become abandoned or dedicated to the public (other than through expiration of the statutory term of Patents and Copyrights), or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or any governmental authority or court of any state or foreign jurisdiction) regarding a Grantor’s ownership of any Intellectual Property Collateral, its right to register the same, or to keep and maintain the same.

(c)          Notwithstanding Sections 4(a) and (b), if in the ordinary course of business, Grantors elect to discontinue using or not begin use of any of the Trademarks, the obligations relating to notice of abandonment or dedication to the public of the Trademarks, and the obligations to maintain, pursue, and obtain Trademarks, as set forth in Sections 4(a) and (b), shall not apply. Grantors shall provide twenty (20) days advance notice of their intent to discontinue use or abandon any of the Trademarks. Section 4(c) shall apply only to Trademarks.

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(d)          If a Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of any state or foreign jurisdiction, such Grantor shall give Secured Party written notice of such filed applications within twenty (20) days after such application was made and such Grantor shall execute and deliver a supplement hereto (in form of Exhibit A attached hereto) to evidence Secured Party’s Lien on such Intellectual Property Collateral.

(e)          In the event that any of the Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, Grantors shall notify Secured Parties in writing reasonably promptly after a Grantor learns thereof. Grantor, at its sole discretion and with the advice of counsel of its choice, shall promptly take such reasonable and appropriate actions to enforce its rights and protect such Intellectual Property Collateral, whether by action, suit, proceeding or otherwise.

5.            Covenants as to the Intellectual Property Collateral. So long as any of the Obligations under the Secured Note remain outstanding or unless each Secured Party shall otherwise consent in writing:

(a)          Further Assurances. Subject to the terms and conditions of this Agreement, each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or appropriate or that a Secured Party may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby; (ii) enable a Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Intellectual Property Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each License and, at the request of a Secured Party, each of its Records pertaining to the Intellectual Property Collateral with a legend, in form and substance satisfactory to a Secured Party, indicating that such License or Intellectual Property Collateral is subject to the security interest created hereby, (B) executing and filing (to the extent, if any, that Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that a Secured Party may request in order to perfect and preserve the security interest purported to be created hereby, (C) furnishing to a Secured Party from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Collateral as a Secured Party may reasonably request, all in reasonable detail, (D) if any Intellectual Property Collateral shall be in the possession of a third party, notifying such Person of a Secured Party security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of a Secured Party, which such written acknowledgement shall be in form and substance satisfactory to a Secured Party, (E) if required by Section 7 herein, executing and delivering an assignment for security relating to the Intellectual Property Collateral, and (F) taking all actions required by applicable law or by other law as applicable in any foreign jurisdiction.

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(b)          Maintenance of Intellectual Property Collateral. Grantors shall not, without the express prior written consent of a Secured Party, sell, encumber, pledge, hypothecate, dispose of or grant any other security interest in the Intellectual Property Collateral, regardless of whether same is allegedly or expressly inferior to the security interest granted hereby. Grantors shall pay, at the cost and expense of Grantors, prior to delinquency, any tax, charge, lien or assessment against the Intellectual Property Collateral. Subject to Sections 4(c) and 4(d) herein, Grantors shall take all actions necessary or reasonable to maintain the value of all Intellectual Property Collateral, including, but not limited to, the payment of all fees and expenses required to be paid to maintain, renew, file, document or otherwise maintain in effect all Patents, Trademarks, Copyrights and other Intellectual Property Collateral in all jurisdictions where such Intellectual Property Collateral has been filed or where any patent applications have been made or filed. Grantors shall perform all covenants and obligations of Grantors under the Intellectual Property Security Agreement. Any licenses of the Intellectual Property Collateral shall be on commercially reasonable terms.

(c)          Conduct of Business. Subject to the terms and conditions of this Agreement, each Grantor shall: (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises, including, but not limited to, all its Patent rights; (ii) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities; (iii) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment , charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and (iv) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied.

6.            Additional Provisions Concerning the Collateral.

(a)          Each Grantor hereby authorizes Secured Parties to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement or other filing with the U.S. Patent and Trademark Office where permitted by law.

(b)          Each Grantor hereby irrevocably appoints Secured Parties as its attorneys-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in Secured Parties’ discretion, to take any action and to execute any instrument which any Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys past due and currently due and to become due under or in respect of any Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; (iii) to file any claims or take any action or institute any proceedings which any Secured Party may deem necessary to enforce the rights of Secured Parties’ with respect to any Collateral; and (iv) to execute assignments, licenses and other documents to enforce the rights of Secured Parties with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of the Secured Note.

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(c)          For the purpose of enabling Secured Parties to exercise rights and remedies hereunder, only at such time as any Secured Party shall be lawfully entitled to exercise such rights and remedies, and subject to the terms and conditions of this Agreement, and for no other purpose, each Grantor hereby grants to each Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any Intellectual Property Collateral owned by such Grantor, with the exception of the exclusive license granted to Myant Capital Partners, Inc. in Canadian Patents No. 2,276,448, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Upon the payment in full of all of the Obligations after the cancellation or termination of the Secured Note, each Secured Party (subject to Section 13(l) hereof) shall release and reassign to the applicable Grantor (exercisable without payment of royalty or other compensation to such Secured Party) all of Secured Party’s right, title and interest in and to the Intellectual Property Collateral, and the Licenses, all without recourse, representation or warranty whatsoever and at such Grantor’s sole expense. Each Grantor hereby releases Secured Parties from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by any Secured Party under the powers of attorney granted herein other than actions taken or omitted to be taken through any Secured Party’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)          If any Grantor fails to perform any agreement or covenant contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, in the name of Grantors, or any one of them, or any Secured Party, and the expenses of any Secured Party incurred in connection therewith, including, but not limited to, the amount of any fees or expenses advanced by any Secured Party, in its sole discretion, to maintain any Patent or Trademark rights or filings in any jurisdiction, shall be payable by Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)          The powers conferred on each Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Parties shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by any Secured Party of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral; and (iii) Secured Parties’ agents shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

7.            Remedies Upon Default. If any Default or Event of Default shall have occurred and be continuing:

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(a)          any Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into Secured Parties’ names or into the name of their nominee or nominees (to the extent a Secured Party has not theretofore done so) and thereafter receive, for the benefit of any Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof; (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of any Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place or places to be designated by mutual agreement, and a Secured Party may enter into and occupy during normal business hours any premises owned or leased by the Grantors, or any one of them, where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate Secured Parties’ rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation; and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of all or any part of the Collateral so sold and may purchase Collateral by set-off against the amount of Obligations secured hereby. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least twenty (20) days’ notice to Grantors, or any one of them, of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. A Secured Party shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. A Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if a Secured Party is the purchaser or accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by Secured Party shall be made without warranty; (ii) a Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like; and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. Upon any such sale, a Secured Party shall have the right to deliver, assign and transfer to the purchaser the Collateral. Each purchaser at any such sale shall hold the purchased property absolutely free from any claim or right of any nature, including any equity or right of redemption, of a Grantor, and each Grantor specifically waives all rights of redemption, stay or appraisal which such Grantor has or may have hereunder under any rule or law or statute. In addition to the foregoing, (i) upon written notice to any Grantor from a Secured Party, each Grantor shall cease any use of the Intellectual Property Collateral or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) a Secured Party may, at any time and from time to time, upon twenty (20) days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, subject to any preexisting Licenses, any of the Intellectual Property Collateral, throughout the universe for such term or terms, on such conditions, and in such manner, as Secured Party shall, in its sole discretion, determine; and (iii) Secured Party may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of a Default or an Event of Default execute and deliver on behalf of the Grantors, or any one of them, one or more instruments of assignment of the Intellectual Property Collateral (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

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(b)          All Cash Proceeds received by a Secured Party in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of a Secured Party, be held by a Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 8 hereof) in whole or in part by a Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or Cash Proceeds held by a Secured Party and remaining after payment in full of all of the Obligations after termination of the Secured Note shall be paid over to Grantors or whomsoever shall be contractually and/or lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)          In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Secured Parties are legally entitled, each Grantor shall be liable for the deficiency, together with interest thereon at the rate specified in the Secured Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the reasonable costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by any Secured Party to collect such deficiency.

(d)          Each Grantor hereby acknowledges that if a Secured Party complies with any applicable state or federal law requirements in connection with a disposition of the Collateral (including, but not limited to, complying with private placement offering restrictions and requiring investment representatives from purchasers of the Pledged Interests or other securities), such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)          Secured Parties shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Grantors lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waive the benefits of all such laws.

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8.            Indemnity and Expenses.

(a)          Each Grantor agrees to defend, protect, indemnify and hold harmless each Secured Party (and its partners, officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses and disbursements of a Secured Party’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from a Secured Party’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)          Each Grantor agrees to pay to Secured Parties upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for a Secured Party and of any experts (including, without limitation, any collateral trustee which may act as collateral agents of Secured Party), which a Secured Party may incur in connection with (i) the termination of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the enforcement of any of the rights of Secured Parties hereunder; or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

9.            Security Interest Absolute. All rights of Secured Parties, all Liens and all obligations of Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Secured Note or any other agreement or instrument relating thereto, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment, modification or waiver of or consent to any departure from the Secured Note, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

10.          Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Grantor for liquidation or reorganization, should a Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of a Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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11.          Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in this Security Agreement, and given in the manner required by this Security Agreement.

12.          Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

13.          Miscellaneous.

(a)          No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Grantors and each Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by a party, or any one of them, therefrom, shall be effective unless it is in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)          No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or on the part of Secured Party to exercise, and no delay in exercising, any rights under the Secured Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each Secured Party provided in the Secured Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of each Secured Party under the Secured Note against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under the Secured Note against such party or against any other Person, including, but not limited to, each Grantor.

(c)          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)          THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

11

(e)          ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE AUTHORITY TO GRANT SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(f)          Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail); postage prepaid, to the Grantors at its address provided herein, such service to become effective ten (10) days after such mailing.

(g)          Nothing contained herein shall affect the right of Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantors, or any one of them, or any property of any Grantor in any other jurisdiction.

(h)          Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(i)          EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) SECURED PARTY WAIVE ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE SECURED NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(j)          All of the covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of Grantors shall bind their successors and assigns, whether so expressed or not; provided, however, that Grantors may not, without the prior written consent of Secured Party, assign any rights, duties or obligations under this Agreement. Without the consent of Grantors, a Secured Party may, in its sole discretion, at any time or from time to time while any portion of the indebtedness evidenced hereby remains unpaid, transfer, sell, assign or pledge this Agreement (or any portion thereof), the Secured Note, and any of the other documents or agreements executed by Grantors to secure the Secured Note.

(k)          This Agreement shall create a continuing security interest in each of the Grantor’s Collateral and shall (i) remain in full force and effect until the later of (A) the payment in full of the Obligations and (B) the termination of the Secured Note and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the UCC and shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns.

12

(l)          Upon the satisfaction in full of the Obligations and the payment in full of the Secured Note, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to Grantors and (ii) each Secured Party will, upon Grantors’ request and at Grantors’ expense, without any representation, warranty or recourse whatsoever, (A) return to Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

(m)          Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n)          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

[SIGNATURE PAGE FOLLOWS]

13

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

ORYON TECHNOLOGIES, LLC

By:
Name:
Title:

ORYON TECHNOLOGIES, INC.

By:
Name:
Title:

ORYON TECHNOLOGIES LICENSING LLC

By:
Name:
Title:

SECURED PARTY:

MYANT CAPITAL PARTNERS, INC.

By:
Name:
Title:

Signature Page to

Intellectual Property Security Agreement

SECURED PARTY:

TONY CHAHINE

By:
Name:
Title:

SECURED PARTY:

M. RICHARD MARCUS

By:
Name:
Title:

SECURED PARTY:

MRM ACQUISITIONS, LLC

By:
Name:
Title:

SECURED PARTY:

ORYON CAPITAL, LLC

By:
Name:
Title:

Signature Page to

Intellectual Property Security Agreement

ACKNOWLEDGEMENT OF GRANTORS

STATE OF	§

§

COUNTY OF	§

On this _____ day of November, 2014, before me personally appeared                              , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Oryon Technologies, Inc., a Nevada corporation, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public in and for the State of

STATE OF	§

§

COUNTY OF	§

On this _____ day of November, 2014, before me personally appeared                                , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Oryon Technologies, LLC, a Texas limited liability company, who being by me duly sworn did depose and say that he is an authorized officer of said limited liability company, the said instrument was signed on behalf of said limited liability company as authorized by its Board of Managers and that he acknowledged said instrument to be the free act and deed of said limited liability company.

Notary Public in and for the State of

Acknowledgment of Grantors to

Intellectual Property Security Agreement

EXHIBIT A

SUPPLEMENT TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

This supplement, dated _____________________, 2014, is delivered pursuant to Section 4(b) of that certain Intellectual Property Security Agreement, dated as of July __, 2014 (as from time to time amended, modified or supplemented, the “Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), made by Oryon Technologies, LLC and Oryon Technologies, Inc. in favor of Myant Capital Partners, Inc., Tony Chahine, M. Richard Marcus, MRM Acquisitions, LLC, and Oryon Capital, LLC. The undersigned hereby agrees that (i) this supplement may be attached to the Agreement; (ii) that it is a Grantor under the Agreement; and (iii) that it will comply with and be subject to, including representations and warranties, all the terms and conditions of the Agreement, including its schedules as supplemented hereby.

Schedules I, II and III of the Agreement are hereby supplemented with the information relating to the undersigned set forth as Schedules I, II and III hereto, respectively. All references in the Agreement to such Schedules shall be deemed to refer to such Schedules, as supplemented hereby.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit A to

Intellectual Property Security Agreement

Schedule I – Patents and Patent Licenses

	Name		Country	patent No.	Application Number

1	Addressable PTF Receptor for Irradiated Images (Biometrics)		US	6936335	10/450,708

2	Addressable PTF Receptor for Irradiated Images (Biometrics)		PCT		PCT/US2001/050573 EPO 2001/987,503.8

3	Alerting System Using Elastomeric EL Lamp Structure		US	6271631	09/482,389
4	Alerting System Using Elastomeric EL Lamp Structure		Taiwan	NI-147212	90100634

5	Deployment of EL Structures on Porous or Fibrous Substrates		US	6551726	09/870,184

6	Elastomeric EL Lamp on Apparel		US	6309764	09/523,434

7	Elastomeric Electroluminescent Lamp	Main Patent	US	5856030	08/774,743

8	Elastomeric Electroluminescent Lamp	Main Patent	South Korea	0307474	1999-7006007

9	Elastomeric Electroluminescent Lamp	Main Patent	Brazil	P099467

10	Elastomeric Electroluminescent Lamp	Main Patent	Australia	727172	57243/98

11	Elastomeric Electroluminescent Lamp	Main Patent	Belgium	0958713	97953511.9

12	Elastomeric Electroluminescent Lamp	Main Patent	France	0958713	97953511.9

13	Elastomeric Electroluminescent Lamp	Main Patent	Great Britain	0958713	97953511.9

	Name		Country	patent No.	Application Number

14	Elastomeric Electroluminescent Lamp	Main Patent	italy	0958713	97953511.9

15	Elastomeric Electroluminescent Lamp	Main Patent	Netherlands	0958713	97953511.9

16	Elastomeric Electroluminescent Lamp	Main Patent	Canada		2276448

17	Elastomeric Electroluminescent Lamp	Main Patent	Germany	69739899.4	97953511.9

18	Elastomeric Electroluminescent Lamp	Main Patent	Spain	0958713	97953511.9

19	Elastomeric Electroluminescent Lamp	Main Patent	Hong Kong	1023902	00102904.1

20	Elastomeric Electroluminescent Lamp	Main Patent	Mexico	216800	996183

21	Electroluminescent Lamp Membrane Switch (Continuation)		US	7,186,936	11/438,182

22	Electroluminescent Lamp Membrane Switch (Continuation)		EPO		6749406.2

23	Electroluminescent Lamp Membrane Switch (Continuation)		China	200680020154	200680020154

24	Electroluminescent Lamp Membrane Switch (Continuation)		Japan		Patent applicat 2008-515691

25	Electroluminescent Lamp Membrane Switch		US	7,049,536	11/148,216

26	Electroluminescent Lamp Membrane Switch (CIP)		US	58068114.54	11/452,441

	Name	Country	patent No.	Application Number

27	Electroluminescent Lamp Membrane Switch (CIP)	China		200780026715.2

28	Electroluminescent Lamp Membrane Switch (CIP)	Taiwan		096121099

29	Electroluminescent Lamp Membrane Switch (CIP)	EU		App No. 07835790.2

30	Electroluminescent System in Monolithic Structure	US	5,856,029	08/656,435

31	Electroluminescent System in Monolithic Structure	Spain	97928691.1	97928691.1

32	Electroluminescent System in Monolithic Structure	Great Britain	0906714	97928691.1

33	Electroluminescent System in Monolithic Structure	Germany	69729867.1	97928691.1

34	Electroluminescent System in Monolithic Structure	Hong Kong	1019184	99104302.7

35	Irradiated Images Described by Electrical Contact	US	6091838	09/093,549

36	Irradiated Images Described by Electrical Contact	Singapore	77972	200007177.9

37	Irradiated Images Described by Electrical Contact	Taiwan	NI-169617	88121056

38	Irradiated Images Described by Electrical Contact	Canada		2334620

39	Irradiated Images Described by Electrical Contact	Japan	4508417	2000-553915

40	Irradiated Images Described by Electrical Contact	South Korea	0603917	2000-7013978

	Name	Country	patent No.	Application Number

41	Irradiated Images Described by Electrical Contact	EPC		99927327.9

42	Membranous EL System in UV-Cured Urethane Envelope	US	6717361	09/974,941

43	Membranous EL System in UV-Cured Urethane Envelope	china	01817197.4	01817197.4

44	Membranous EL System in UV-Cured Urethane Envelope	EU		01988130.9 PCT/US01/42660

45	Membranous EL System in UV-Cured Urethane Envelope	Taiwan	NI-185118	90125110

46	Membranous EL System in UV-Cured Urethane Envelope	Japan		2002-548747 is JP app. no. PCT/US01/42660

47	Membranous Monolithic EL Structure with Urethane Carrier Patent	US	6696786	09/974,918

48	Membranous Monolithic EL Structure with Urethane Carrier Patent	Japan	4190884	2000-5354006

49	Membranous Monolithic EL Structure with Urethane Carrier Patent	Taiwan	NI-185542	90125106

50	Membranous Monolithic EL Structure with Urethane Carrier Patent	China	01817193.1	01817193.1

	Name	Country	patent No.	Application Number

51	Method of Construction of Elastomeric EL Lamp	US	6270834	09/173,404

52	Method of Construction of Elastomeric EL Lamp	China	99125456.2	99125456.2

53	Method and Apparatus for Illuminating a Key Pad	US	6824288	10/163,749

54	Method for Constructing EL System in Monoithic Structure	US	5980976	09173104

55	PTF Touch Enabled Image Generator	US	6606399	09/924,436

56	UV-Curable Inks for PTF Laminates (Including Flexible Circuitry)	US		10/476,494

57	UV-Curable Inks for PTF Laminates (Including Flexible Circuitry)	Japan	2003-505946

58	UV-Curable Inks for PTF Laminates (Including Flexible Circuitry)	China	02802649.7	02802649.7

59	Transparent EL Lamp Patent	US	8,106,578	11/638,304

60	Highly Transmissive Electroluminescent Lamp	PCT		PCT/US2007/024820

61	Translucent Layer including Metal/Metal Oxide	US	6,261,633	09/173,521

	Name	Country	patent No.	Application Number

62	Elastomeric Electroluminescent Lamp	Japan		530275/98

63	Electroluminescent Lamp Graphic Overlay	US		11/148,215

64	Electroluminescent Lamp Membrane Switch	PCT	2006/012801

65	Electroluminescent Lamp Membrane Switch	US	8,110,765 B2	11/452,441

66	Hybrid Electroluminescent Assembly	US	8,727,550	12/402,648

67	Flexible Interconnect Circuitry System	US		14/252,027

68	Electroluminescent Lamp Membrane Switch (CIP)	Hong Kong		Pending

Patent Licenses

The License Agreement referenced in the Subscription Agreement by and between Oryon Technologies, Inc. and EFL Tech, B.V., and attached thereto as Exhibit G.

License Agreement by and among Oryon Technologies, Inc., Oryon Technologies, LLC, and Oryon Technologies Licensing, LLC and Calmatech B.V., made as of March 28, 2104 (the “Calmatech License”), provided however that Grantors state that the Calmatech License is void, terminated, and not in effect and therefore the Calmatech License will be deemed removed from this schedule if Grantors provide evidence of its termination and voidness, or provide representations and warranties of its termination and voidness.

Schedule II - Trademarks

Serial Number	Reg. Number	Word Mark	Check Status	Live/Dead	Registered Under

85762309	4499030	E Elastolite Personal Lighting System	TSDR	LIVE	OryonTechnologies, LLC

85762301	4499029	Elastolite Personal Lighting System	TSDR	LIVE	OryonTechnologies, LLC

78847064	3327569	Elastolite	TSDR	LIVE	OryonTechnologies, LLC

75894559	2687776	Elastolite	TSDR	LIVE	OryonTechnologies, LLC

Schedule III – Copyrights and Copyright Licenses

None